Statements of Operations (Unaudited) - USD ($)	3 Months Ended	9 Months Ended
	Jun. 30, 2015	Jun. 30, 2015
Statements Of Operations
Revenues, net	$ 6,399	$ 16,812
Gross Profit	6,399	16,812
Operating Expenses
SG&A	320,939	1,126,426
Depreciation and Amortization	5,612	10,680
Total operating expenses	326,551	1,137,106
Net Loss	$ (320,152)	$ (1,120,294)
Net loss per share, basic and diluted	$ (0.00)	$ (0.00)
Weighted average shares outstanding	353,102,137	323,902,484